UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2025, OP Bancorp (the “Company”), the holding company for Open Bank (the “Bank”), issued a press release announcing the appointment of Christine Oh, age 57, as Executive Vice President and Chief Operating Officer of the Company and the Bank, effective as of March 3, 2025. Ms. Oh has served as Executive Vice President and Chief Financial Officer of the Bank since July 2010 and of the Company since its formation in March 2016. Ms. Oh has more than 34 years of banking experience. Other than Ms. Oh’s new appointment, there will be no material changes to the terms of Ms. Oh’s current terms of employment as described in the Company’s Proxy Statement filed May 16, 2024, which description is incorporated herein by reference.

On March 3, 2025, the Company also announced the appointment of Jaehyun Park, age 53, the current Senior Vice President and Controller of the Company and the Bank, to succeed Ms. Oh as Executive Vice President and Chief Financial Officer of the Company and the Bank, effective as of March 3, 2025. Mr. Park has served his current position since he joined the Bank in June 2014. Prior to joining the Bank, Mr. Park had served various roles in finance areas at Nara Bank (now Bank of Hope), headquartered in Los Angeles, California since April 2005. Mr. Park holds a Bachelor of Science in Economics from Korea University, South Korea, a Master of Science in Finance and a Juris Doctor from Suffolk University in Boston, Massachusetts.

Upon effectiveness of his appointment, Mr. Park will receive an initial annual base salary of $250,000 and five weeks per year of paid time off. Mr. Park is eligible to participate in all employee benefit plans, including the Company’s management incentive plan, which provides for a discretionary cash incentive bonus tied to the Company’s performance and achievement of his individual goals. Contingent upon approval by the Company’s Board of Directors, Mr. Park will also be granted a number of restricted stock units, with a cash value equal to 40% of his annual salary, vesting equally over five years on the anniversary of the grant date.

A copy of the press release announcing the appointments of Ms. Oh and Mr. Park is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release of OP Bancorp, issued March 3, 2025, entitled “OP Bancorp Announces Appointments of Christine Oh as Chief Operating Officer and Jaehyun Park as Chief Financial Officer.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: March 3, 2025	By:	/s/ Jaehyun Park
Name: Jaehyun Park
Executive Vice President and Chief Financial Officer
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